UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 7, 1997




                       BALTIMORE GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)




             Maryland              1-1910              52-0280210
     (State of incorporation)    (Commission          (IRS Employer
                                 File Number)        Identification No.)




                             39 W. Lexington Street
                            Baltimore, Maryland 21201
              (Address of principal executive offices) (Zip Code)




                                  410-783-5920
              (Registrant's telephone number, including area code)




                                 Not Applicable
         (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  Other Events
-------  ------------

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
------------------------------------------------------------

     The following unaudited pro forma condensed financial information combines the historical consolidated balance sheets and statements of income of Baltimore Gas and Electric Company (BGE) and Potomac Electric Power Company (PEPCO), including their respective subsidiaries, after giving effect to the proposed merger (the Merger) of the two companies into Constellation Energy Corporation. As previously disclosed by BGE, the Merger is expected to close after all necessary regulatory approvals are obtained. As of the date of this filing, the Merger has not closed. The unaudited pro forma combined condensed balance sheets at December 31, 1996 and 1995 give effect to the Merger as if it had occurred at December 31, 1995. The unaudited pro forma combined condensed statements of income for each of the three years ended December 31, 1996, 1995, and 1994, give effect to the Merger as if it had occurred at January 1, 1994. These statements are prepared on the basis of accounting for the Merger as a pooling of interests and are based on the assumptions set forth in the notes thereto. The registrant, Constellation Energy Corporation, was formed September 22, 1995, and has no assets or operations. Therefore, the registrant has no financial statements and, in turn, there has been no audit of such statements.

     The PEPCO income statement for the twelve month period ended December 31, 1995 includes a $110 million one-time, non-cash, after-tax charge to earnings recorded in the second quarter of 1995 in connection with the plan to sell 13 aircraft owned by its subsidiary, Potomac Capital Investment Corporation, as part of the adoption of a plan to end investment in the aircraft equipment leasing business. Income for the twelve months ended December 31, 1995 also includes a nonrecurring charge of $12 million ($0.11 per share) relating to valuation of two aircraft under a master lease agreement which expired in September 1995.

     The following pro forma financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and related notes thereto of BGE and PEPCO, which are contained in their respective 1934 Act reports for prior periods. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the Merger been consummated on the dates, or at the beginning of the periods, for which the Merger is being given effect nor is it necessarily indicative of future financial position or operating results.

     The following unaudited pro forma combined condensed financial information of Constellation Energy Corporation is set forth in this Form 8-K:

Balance Sheet as of December  31, 1996
Balance Sheet as of December  31, 1995
Income  Statement for the Twelve Months Ended December 31, 1996
Income  Statement for the Twelve Months Ended December 31, 1995
Income  Statement for the Twelve Months Ended December 31, 1994
Notes to Consolidated Financial Statements

     The following financial information of PEPCO is also set forth in this Form 8-K:

Reclassifying Balance Sheet as of December 31, 1996
Reclassifying Balance Sheet as of December 31, 1995
Reclassifying Statement of Income for the Twelve Months Ended December 31, 1996 Reclassifying Statement of Income for the Twelve Months Ended December 31, 1995 Reclassifying Statement of Income for the Twelve Months Ended December 31, 1994

OTHER INFORMATION
-----------------

     Both BGE and PEPCO file annual and quarterly reports with the Securities and Exchange Commission (SEC). These are available at the SEC's public reference rooms in Washington, D.C. and New York, New York (call 1-800-SEC-0330 for more information); and at the SEC's web site at http://www.sec.gov. BGE's reports are also available at BGE's web site at http://www.bge.com.

                        CONSTELLATION ENERGY CORPORATION
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                DECEMBER 31, 1996
                                 (IN THOUSANDS)


                                                                            BGE                    PEPCO      Pro Forma    Pro Forma
                                                                      (As Reported)        (As Reclassified)  Adjustments   Combined
                                                                      -------------        ----------------- ------------   --------
ASSETS                                                                                         (See Note 5)

Current Assets
     Cash and cash equivalents .............................           $     66,708            $      2,978            $     69,686
     Accounts receivable - net .............................                419,479                 231,646                 651,125
     Materials and supplies ................................                147,729                 137,773                 285,502
     Prepayments and other .................................                268,282                  38,815                 307,097
                                                                            -------                  ------                 -------

            Total current assets ...........................                902,198                 411,212               1,313,410


Investments and Other Assets
     Notes receivable ......................................                   --                    93,403                  93,403
     Real estate projects ..................................                525,765                  67,940                 593,705
     Power generation systems ..............................                379,130                     880                 380,010
     Financial investments .................................                124,937                    --                   124,937
     Marketable securities .................................                 46,231                 377,237                 423,468
     Investment in finance leases ..........................                 33,275                 484,972                 518,247
     Operating lease equipment - net .......................                   --                   199,124                 199,124
     Assets held for disposal ..............................                   --                    10,300                  10,300
     Other investments .....................................                363,827                 124,182                 488,009
                                                                            -------                 -------                 -------

     Total investments and other assets ....................              1,473,165               1,358,038               2,831,203


Utility Plant
     Plant in service
        Electric ...........................................              6,514,950               6,232,049              12,746,999
        Gas ................................................                776,973                    --                   776,973
        Common .............................................                523,485                    --                   523,485
                                                                            -------               ---------                 -------

        Total plant in service .............................              7,815,408               6,232,049              14,047,457
                                                                          ---------               ---------              ----------

     Accumulated depreciation ..............................             (2,613,355)             (1,897,489)             (4,510,844)
     Construction work in progress .........................                221,857                  62,469                 284,326
     Nuclear fuel - net ....................................                132,937                    --                   132,937
     Other plant - net .....................................                 25,503                  26,220                  51,723
                                                                             ------                  ------                  ------

              Net utility plant ............................              5,582,350               4,423,249              10,005,599
                                                                          ---------               ---------              ----------


Deferred charges
     Regulatory assets .....................................                512,279                 469,778                 982,057
     Other .................................................                 80,978                 168,651                 249,629
                                                                             ------                 -------                 -------

           Total deferred charges ..........................                593,257                 638,429               1,231,686
                                                                            -------                 -------               ---------



Total Assets ...............................................           $  8,550,970            $  6,830,928            $ 15,381,898
                                                                       ============            ============            ============


See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

                        CONSTELLATION ENERGY CORPORATION
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                DECEMBER 31, 1996
                                 (IN THOUSANDS)


                                                                                   BGE                PEPCO    Pro Forma   Pro Forma
                                                                             (As Reported)   (As Reclassified) Adjustments  Combined
                                                                                ---------    ----------------  -----------  --------
LIABILITIES AND CAPITALIZATION                                                                  (See Note 5)

Current Liabilities
     Short-term borrowings .......................................           $   333,185           $   183,040           $   516,225
     Current portion of long-term debt,
        preferred stock, and preference stock ....................               280,772               353,267               634,039
     Accounts payable ............................................               172,889               224,354               397,243
     Other .......................................................               230,253               103,907               334,160
                                                                                 -------               -------               -------

          Total current liabilities ..............................             1,017,099               864,568             1,881,667
                                                                               ---------               -------             ---------


Deferred Credits and Other Liabilities
     Deferred income taxes .......................................             1,300,174             1,034,710             2,334,884
     Capital lease obligations....................................                  --                 162,936               162,936
     Pension and postemployment benefits .........................               169,253                  --                 169,253
     Other .......................................................               104,062                48,716               152,778
                                                                                 -------                ------               -------

 Total deferred credits and other liabilities ....................             1,573,489             1,246,362             2,819,851
                                                                               ---------             ---------             ---------


Capitalization
     Long-term debt ..............................................             2,758,769             2,563,008             5,321,777
     Preferred stock .............................................                  --                 267,798               267,798
     Preference stock ............................................               344,500                  --                 344,500
     Common shareholders' equity .................................             2,857,113             1,889,192             4,746,305
                                                                               ---------             ---------             ---------

            Total capitalization .................................             5,960,382             4,719,998            10,680,380
                                                                               ---------             ---------            ----------



Total Liabilities and Capitalization .............................           $ 8,550,970           $ 6,830,928           $15,381,898
                                                                             ===========           ===========           ===========


See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

                        CONSTELLATION ENERGY CORPORATION
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                DECEMBER 31, 1995
                                 (IN THOUSANDS)


                                                                             BGE                   PEPCO      Pro Forma    Pro Forma
                                                                      (As Reported)         (As Reclassified) Adjustments   Combined
                                                                      -------------         ----------------- -----------   --------
ASSETS                                                                                         (See Note 5)

Current Assets
     Cash and cash equivalents .............................           $     23,443            $      7,438            $     30,881
     Accounts receivable - net .............................                400,005                 260,625                 660,630
     Materials and supplies ................................                145,900                 133,700                 279,600
     Prepayments and other .................................                236,430                  43,817                 280,247
                                                                            -------                  ------                 -------

            Total current assets ...........................                805,778                 445,580               1,251,358
                                                                            -------                 -------               ---------


Investments and Other Assets
     Notes receivable ......................................                   --                    62,175                  62,175
     Real estate projects ..................................                479,344                  71,025                 550,369
     Power generation systems ..............................                358,629                     626                 359,255
     Financial investments .................................                128,815                    --                   128,815
     Marketable securities .................................                 41,475                 530,323                 571,798
     Investment in finance leases ..........................                 35,551                 438,795                 474,346
     Operating lease equipment - net .......................                   --                   272,947                 272,947
     Assets held for disposal ..............................                   --                   104,370                 104,370
     Other investments .....................................                268,154                 132,626                 400,780
                                                                            -------                 -------                 -------

     Total investments and other assets ....................              1,311,968               1,612,887               2,924,855
                                                                          ---------               ---------               ---------


Utility Plant
     Plant in service
        Electric ...........................................              6,360,624               6,041,203              12,401,827
        Gas ................................................                692,693                    --                   692,693
        Common .............................................                522,450                    --                   522,450
                                                                            -------               ---------                 -------

        Total plant in service .............................              7,575,767               6,041,203              13,616,970
                                                                          ---------               ---------              ----------

     Accumulated depreciation ..............................             (2,481,801)             (1,760,063)             (4,241,864)
     Construction work in progress .........................                247,296                  93,047                 340,343
     Nuclear fuel - net ....................................                130,782                    --                   130,782
     Other plant - net .....................................                 25,552                  26,124                  51,676
                                                                             ------                  ------                  ------

              Net utility plant ............................              5,497,596               4,400,311               9,897,907
                                                                          ---------               ---------               ---------


Deferred charges
     Regulatory assets .....................................                637,915                 471,102               1,109,017
     Other .................................................                 63,406                 123,663                 187,069
                                                                             ------                 -------                 -------

           Total deferred charges ..........................                701,321                 594,765               1,296,086
                                                                            -------                 -------               ---------



Total Assets ...............................................           $  8,316,663            $  7,053,543            $ 15,370,206
                                                                       ============            ============            ============



See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements
Certain amounts have been reclassified to conform with the 1996 presentation.

                        CONSTELLATION ENERGY CORPORATION
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                DECEMBER 31, 1995
                                 (IN THOUSANDS)


                                                                                BGE                 PEPCO       Pro Forma  Pro Forma
                                                                           (As Reported)     (As Reclassified) Adjustments  Combined
                                                                           -------------     ----------------  -----------  --------
LIABILITIES AND CAPITALIZATION                                                                   See Note 5)

Current Liabilities
     Short-term borrowings .......................................           $   279,305           $   481,815           $   761,120
     Current portion of long-term debt,
        preferred stock, and preference stock ....................               146,969               263,979               410,948
     Accounts payable ............................................               177,092               225,345               402,437
     Other .......................................................               231,789               106,806               338,595
                                                                                 -------               -------               -------

          Total current liabilities ..............................               835,155             1,077,945             1,913,100
                                                                                 -------             ---------             ---------


Deferred Credits and Other Liabilities
     Deferred income taxes .......................................             1,311,530               995,504             2,307,034
     Capital lease obligations....................................                  --                 165,235               165,235
     Pension and postemployment benefits .........................               148,594                  --                 148,594
     Other .......................................................                99,263                47,875               147,138
                                                                                  ------                ------               -------

 Total deferred credits and other liabilities ....................             1,559,387             1,208,614             2,768,001
                                                                               ---------             ---------             ---------


Capitalization
     Long-term debt ..............................................             2,598,254             2,626,862             5,225,116
     Preferred stock .............................................                59,185               268,810               327,995
     Preference stock ............................................               452,000                  --                 452,000
     Common shareholders' equity .................................             2,812,682             1,871,312             4,683,994
                                                                               ---------             ---------             ---------

            Total capitalization .................................             5,922,121             4,766,984            10,689,105
                                                                               ---------             ---------            ----------



Total Liabilities and Capitalization .............................           $ 8,316,663           $ 7,053,543           $15,370,206
                                                                             ===========           ===========           ===========




See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements


                        CONSTELLATION ENERGY CORPORATION
             UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                      TWELVE MONTHS ENDED DECEMBER 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                         Pro
                                                                                BGE            PEPCO    Forma   Pro Forma
                                                                          (As Reported)(As Reclassified)  Adj    Combined
                                                                          -------------  --------------  ---    --------
                                                                                          (See Note 5)
Revenues
     Electric .......................................................       $2,208,744       $2,010,311       $4,219,055
     Gas ............................................................          517,292             --            517,292
     Diversified businesses .........................................          427,211          116,421          543,632
                                                                               -------          -------          -------

                        Total revenues ..............................        3,153,247        2,126,732        5,279,979


Operating Expenses
     Electric fuel and purchased energy .............................          547,414          789,556        1,336,970
     Disallowed replacement energy costs ............................           95,369             --             95,369
     Gas purchased for resale .......................................          284,443             --            284,443
     Operations .....................................................          526,424          223,326          749,750
     Maintenance ....................................................          174,141           91,524          265,665
     Diversified businesses expenses ................................          311,053           58,130          369,183
     Loss on assets held for disposal ...............................             --             12,744           12,744
     Depreciation and amortization ..................................          330,191          223,016          553,207
     Taxes other than income taxes ..................................          214,747          200,365          415,112
                                                                               -------          -------          -------

                   Total operating expenses .........................        2,483,782        1,598,661        4,082,443
                                                                             ---------        ---------        ---------


Income From Operations ..............................................          669,465          528,071        1,197,536

Total Other Income ..................................................            6,130           12,400           18,530
                                                                                 -----           ------           ------


Income Before Interest and Income Taxes .............................          675,595          540,471        1,216,066


Net Interest Expense ................................................          198,438          223,124          421,562
                                                                               -------          -------          -------


Income Before Income Taxes ..........................................          477,157          317,347          794,504


Income Taxes ........................................................          166,333           80,387          246,720
                                                                               -------           ------          -------


Net Income ..........................................................          310,824          236,960          547,784


Preferred and Preference Stock Dividends ............................           38,536           16,604           55,140
                                                                                ------           ------           ------


Earnings Applicable to Common Stock .................................       $  272,288       $  220,356       $  492,644
                                                                            ==========       ==========       ==========


Average Shares of Common Stock Outstanding (Note 2) .................          147,560          118,497          265,701

Earnings Per Share of Common Stock ..................................            $1.85            $1.86            $1.85




See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

                        CONSTELLATION ENERGY CORPORATION
             UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                      TWELVE MONTHS ENDED DECEMBER 31, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                         Pro
                                                                                BGE            PEPCO    Forma  Pro Forma
                                                                          (As Reported)(As Reclassified) Adj    Combined
                                                                          -------------  -------------  ----    --------
                                                                                          (See Note 5)
Revenues
     Electric .......................................................       $2,229,774       $1,876,102       $4,105,876
     Gas ............................................................          400,504             --            400,504
     Diversified businesses .........................................          304,521          134,257          438,778
                                                                               -------          -------          -------

                        Total revenues ..............................        2,934,799        2,010,359        4,945,158


Operating Expenses
     Electric fuel and purchased energy .............................          578,801          674,814        1,253,615
     Gas purchased for resale .......................................          198,069             --            198,069
     Operations .....................................................          550,811          224,030          774,841
     Maintenance ....................................................          168,269           92,859          261,128
     Diversified businesses expenses ................................          220,573           84,686          305,259
     Loss on assets held for disposal ...............................             --            170,078          170,078
     Depreciation and amortization ..................................          317,417          205,490          522,907
     Taxes other than income taxes ..................................          205,167          202,708          407,875
                                                                               -------          -------          -------

                   Total operating expenses .........................        2,239,107        1,654,665        3,893,772
                                                                             ---------        ---------        ---------


Income From Operations ..............................................          695,692          355,694        1,051,386

Total Other Income ..................................................            8,819           10,402           19,221
                                                                                 -----           ------           ------


Income Before Interest and Income Taxes .............................          704,511          366,096        1,070,607


Net Interest Expense ................................................          196,977          227,974          424,951
                                                                               -------          -------          -------


Income Before Income Taxes ..........................................          507,534          138,122          645,656


Income Taxes ........................................................          169,527           43,731          213,258
                                                                               -------           ------          -------


Net Income ..........................................................          338,007           94,391          432,398


Preferred and Preference Stock Dividends ............................           40,578           16,851           57,429
                                                                                ------           ------           ------


Earnings Applicable to Common Stock .................................       $  297,429       $   77,540       $  374,969
                                                                            ==========       ==========       ==========


Average Shares of Common Stock Outstanding (Note 2) .................          147,527          118,412          265,584

Earnings Per Share of Common Stock ..................................            $2.02            $0.65            $1.41





See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements


                        CONSTELLATION ENERGY CORPORATION
             UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                          YEAR ENDED DECEMBER 31, 1994
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                         Pro
                                                                                  BGE          PEPCO    Forma  Pro Forma
                                                                         (As Reported) (As Reclassified) Adj    Combined
                                                                         -------------   -------------  ----    --------
                                                                                           (See Note 5)
Revenues
     Electric .......................................................       $2,126,581       $1,823,074       $3,949,655
     Gas ............................................................          421,249             --            421,249
     Diversified businesses .........................................          235,155          146,951          382,106
                                                                               -------          -------          -------

                        Total revenues ..............................        2,782,985        1,970,025        4,753,010


Operating Expenses
     Electric fuel and purchased energy .............................          542,314          693,936        1,236,250
     Gas purchased for resale .......................................          224,590             --            224,590
     Operations .....................................................          552,817          206,106          758,923
     Maintenance ....................................................          164,892           92,614          257,506
     Diversified businesses expenses ................................          167,430           66,401          233,831
     Depreciation and amortization ..................................          295,950          179,986          475,936
     Taxes other than income taxes ..................................          199,733          206,080          405,813
                                                                               -------          -------          -------

                   Total operating expenses .........................        2,147,726        1,445,123        3,592,849
                                                                             ---------        ---------        ---------


Income From Operations ..............................................          635,259          524,902        1,160,161

Total Other Income ..................................................           32,365            8,123           40,488
                                                                                ------           ------           ------


Income Before Interest and Income Taxes .............................          667,624          533,025        1,200,649


Net Interest Expense ................................................          190,154          211,910          402,064
                                                                               -------          -------          -------


Income Before Income Taxes ..........................................          477,470          321,115          798,585


Income Taxes ........................................................          153,853           93,953          247,806
                                                                               -------           ------          -------


Net Income ..........................................................          323,617          227,162          550,779


Preferred and Preference Stock Dividends ............................           39,922           16,437           56,359
                                                                                ------           ------           ------


Earnings Applicable to Common Stock .................................       $  283,695       $  210,725       $  494,420
                                                                            ==========       ==========       ==========


Average Shares of Common Stock Outstanding (Note 2) .................          147,100          118,006          264,752

Earnings Per Share of Common Stock ..................................            $1.93            $1.79            $1.87






See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements


                                      PEPCO
                           RECLASSIFYING BALANCE SHEET
                                DECEMBER 31, 1996
                                 (IN THOUSANDS)


                                                                            PEPCO            PEPCO            PEPCO
                                                                     (As Reported)      (Reclasses)    (As Reclassified)
                                                                     -------------      -----------    -----------------
ASSETS
Current Assets
     Cash and cash equivalents ..................................         $ 2,174         $    804         $  2,978
     Accounts receivable - net ..................................            --            231,646          231,646
     Customer accounts receivable - net .........................         128,600         (128,600)            --
     Other accounts receivable - net ............................          38,490          (38,490)            --
     Accrued unbilled revenue ...................................          70,214          (70,214)            --
     Materials and supplies .....................................            --            137,773          137,773
        Fuel ....................................................          68,232          (68,232)            --
        Construction and maintenance ............................          69,541          (69,541)            --
     Prepayments and other ......................................            --             38,815           38,815
     Prepaid taxes ..............................................          34,202          (34,202)            --
     Other prepaid expenses .....................................           4,613           (4,613)            --
                                                                            -----           ------          -------

                       Total current assets .....................         416,066           (4,854)         411,212

Investments and Other Assets
     Notes receivable ...........................................            --             93,403           93,403
     Real estate projects .......................................            --             67,940           67,940
     Power generation systems ...................................            --                880              880
     Marketable securities ......................................            --            377,237          377,237
     Investment in finance leases ...............................            --            484,972          484,972
     Operating lease equipment - net ............................            --            199,124          199,124
     Assets held for disposal ...................................            --             10,300           10,300
     Other investments ..........................................            --            124,182          124,182
                                                                          ------           -------          -------

                Total investments and other assets ..............            --          1,358,038        1,358,038

Utility Plant
     Plant in service
        Electric ................................................       6,232,049             --          6,232,049
        Construction work in progress ...........................          62,469          (62,469)            --
        Electric plant held for future use ......................           4,152           (4,152)            --
        Nonoperating property ...................................          22,921          (22,921)            --
                                                                           ------          -------         --------

        Total plant in service ..................................       6,321,591          (89,542)       6,232,049

     Accumulated depreciation ...................................      (1,898,342)             853       (1,897,489)
     Construction work in progress ..............................            --             62,469           62,469
     Other plant - net ..........................................            --             26,220           26,220
                                                                         --------           ------           ------

                         Net utility plant ......................       4,423,249             --          4,423,249

Deferred Charges
     Regulatory assets ..........................................            --            469,778          469,778
     Income taxes recoverable through future rates, net .........         238,467         (238,467)            --
     Conservation costs, net.....................................         233,793         (233,793)            --
     Unamortized debt reacquisition costs .......................          55,552          (55,552)            --
     Other ......................................................         159,139            9,512          168,651
                                                                          -------            -----          -------

                      Total deferred charges ....................         686,951          (48,522)         638,429

Nonutility Subsidiary Assets
     Cash and cash equivalents ..................................             804             (804)            --
     Marketable securities ......................................         377,237         (377,237)            --
     Investment in finance leases ...............................         484,972         (484,972)            --
     Operating lease equipment - net ............................         199,124         (199,124)            --
     Assets held for disposal ...................................          10,300          (10,300)            --
     Receivables - net ..........................................          87,745          (87,745)            --
     Other investments ..........................................         193,002         (193,002)            --
     Other assets ...............................................          12,436          (12,436)            --
                                                                           ------          -------         -------

                Total nonutility subsidiary assets ..............       1,365,620       (1,365,620)            --
                                                                        ---------       ----------         -------

Total Assets ....................................................     $ 6,891,886       $  (60,958)     $6,830,928
                                                                      ===========        ==========     ==========



                                      PEPCO
                           RECLASSIFYING BALANCE SHEET
                                DECEMBER 31, 1996
                                 (IN THOUSANDS)


                                                                             PEPCO           PEPCO            PEPCO

                                                                         (As Reported)     (Reclasses)   (As Reclassified)
                                                                         -------------     -----------   -----------------
LIABILITIES AND CAPITALIZATION
Current Liabilities
     Short-term borrowings ........................................      $  131,390       $  51,650         $183,040
     Current portion of long-term debt
        and preferred stock .......................................         152,445         200,822          353,267
     Accounts payable and accrued expenses ........................         179,289          45,065          224,354
     Capital lease obligation due within one year .................          20,772         (20,772)            --
     Other ........................................................          83,135          20,772          103,907
                                                                             ------          ------          -------

                     Total current liabilities ....................         567,031         297,537          864,568


Deferred Credits and Other Liabilities
     Deferred income taxes ........................................         973,642          61,068        1,034,710
     Deferred investment tax credits ..............................          60,958         (60,958)            --
     Capital lease obligations.....................................            --           162,936          162,936
     Pension and postemployment benefits ..........................            --              --               --
     Other ........................................................          35,658          13,058           48,716
                                                                             ------          ------           ------

           Total deferred credits and other liabilities ...........       1,070,258         176,104        1,246,362


Other Noncurrent Liabilities
     Capital lease obligations ....................................         162,936        (162,936)            --
                                                                            -------        --------        ---------

                Total other noncurrent liabilities ................         162,936        (162,936)            --


Capitalization
     Long-term debt ...............................................       1,767,598         795,410        2,563,008
     Preferred stock ..............................................            --           267,798          267,798
     Serial preferred stock .......................................         125,298        (125,298)            --
     Redeemable serial preferred stock ............................         142,500        (142,500)            --
     Common shareholders' equity ..................................            --         1,889,192        1,889,192
     Common stock .................................................         118,500        (118,500)            --
     Other common equity ..........................................       1,770,692      (1,770,692)            --
                                                                          ---------      ----------        ---------

                       Total capitalization .......................       3,924,588         795,410        4,719,998


Nonutility Subsidiary Liabilities
     Long-term debt ...............................................         996,232        (996,232)            --
     Short-term notes payable .....................................          51,650         (51,650)            --
     Deferred taxes and other .....................................         119,191        (119,191)            --
                                                                            -------        --------        ---------

              Total nonutility subsidiary liabilities .............       1,167,073      (1,167,073)            --
                                                                          ---------      ----------        ---------



Total Liabilities and Capitalization ..............................      $6,891,886       $ (60,958)      $6,830,928
                                                                         ==========       =========       ==========



                                      PEPCO
                           RECLASSIFYING BALANCE SHEET
                                DECEMBER 31, 1995
                                 (IN THOUSANDS)


                                                                           PEPCO            PEPCO             PEPCO
                                                                      (As Reported)      (Reclasses)    (As Reclassified)
                                                                      -------------      -----------    -----------------
ASSETS
Current Assets
     Cash and cash equivalents ..................................      $    5,844          $ 1,594         $  7,438
     Accounts receivable - net ..................................            --            260,625          260,625
     Customer accounts receivable - net .........................         137,456         (137,456)            --
     Other accounts receivable - net ............................          36,765          (36,765)            --
     Accrued unbilled revenue ...................................          73,622          (73,622)            --
     Materials and supplies .....................................            --            133,700          133,700
        Fuel ....................................................          63,203          (63,203)            --
        Construction and maintenance ............................          70,497          (70,497)            --
     Prepayments and other ......................................            --             43,817           43,817
     Prepaid taxes ..............................................          36,255          (36,255)            --
     Other prepaid expenses .....................................           7,562           (7,562)            --
                                                                            -----           ------          -------

                       Total current assets .....................         431,204           14,376          445,580

Investments and Other Assets
     Notes receivable ...........................................            --             62,175           62,175
     Real estate projects .......................................            --             71,025           71,025
     Power generation systems ...................................            --                626              626
     Marketable securities ......................................            --            530,323          530,323
     Investment in finance leases ...............................            --            438,795          438,795
     Operating lease equipment - net ............................            --            272,947          272,947
     Assets held for disposal ...................................            --            104,370          104,370
     Other investments ..........................................            --            132,626          132,626
                                                                         -------            ------           ------

                Total investments and other assets ..............            --          1,612,887        1,612,887

Utility Plant
     Plant in service
        Electric ................................................       6,041,203             --          6,041,203
        Construction work in progress ...........................          93,047          (93,047)            --
        Electric plant held for future use ......................           4,082           (4,082)            --
        Nonoperating property ...................................          22,771          (22,771)            --
                                                                           ------          -------        ---------

        Total plant in service ..................................       6,161,103         (119,900)       6,041,203

     Accumulated depreciation ...................................      (1,760,792)             729       (1,760,063)
     Construction work in progress ..............................            --             93,047           93,047
     Other plant - net ..........................................            --             26,124           26,124
                                                                        ---------           ------           ------

                         Net utility plant ......................       4,400,311             --          4,400,311

Deferred Charges
     Regulatory assets ..........................................            --            471,102          471,102
     Income taxes recoverable through future rates, net .........         244,181         (244,181)            --
     Conservation costs, net.....................................         230,412         (230,412)            --
     Unamortized debt reacquisition costs .......................          58,360          (58,360)            --
     Other ......................................................         138,619          (14,956)         123,663
                                                                          -------          -------          -------

                      Total deferred charges ....................         671,572          (76,807)         594,765

Nonutility Subsidiary Assets
     Cash and cash equivalents ..................................           1,594           (1,594)            --
     Marketable securities ......................................         530,323         (530,323)            --
     Investment in finance leases ...............................         438,795         (438,795)            --
     Operating lease equipment - net ............................         272,947         (272,947)            --
     Assets held for disposal ...................................         104,370         (104,370)            --
     Receivables - net ..........................................          74,957          (74,957)            --
     Other investments ..........................................         176,418         (176,418)            --
     Other assets ...............................................          15,659          (15,659)            --
                                                                           ------          -------          -------

                Total nonutility subsidiary assets ..............       1,615,063       (1,615,063)            --
                                                                        ---------       ----------          -------

Total Assets ....................................................     $ 7,118,150      $   (64,607)      $ 7,053,543
                                                                      ===========      ===========       ===========

Certain amounts have been reclassified to conform with the 1996 presentation.

                                      PEPCO
                           RECLASSIFYING BALANCE SHEET
                                DECEMBER 31, 1995
                                 (IN THOUSANDS)


                                                                        PEPCO             PEPCO             PEPCO
                                                                    (As Reported)      (Reclasses)    (As Reclassified)
                                                                    -------------      -----------    -----------------
LIABILITIES AND CAPITALIZATION
Current Liabilities
     Short-term borrowings ....................................      $   258,465      $   223,350       $   481,815
     Current portion of long-term debt
        and preferred stock ...................................           26,280          237,699           263,979
     Accounts payable and accrued expenses ....................          162,039           63,306           225,345
     Capital lease obligation due within one year .............           20,772          (20,772)             --
     Other ....................................................           86,034           20,772           106,806
                                                                          ------           ------           -------

                     Total current liabilities ................          553,590          524,355         1,077,945


Deferred Credits and Other Liabilities
     Deferred income taxes ....................................          892,544          102,960           995,504
     Deferred investment tax credits ..........................           64,607          (64,607)             --
     Capital lease obligations.................................             --            165,235           165,235
     Pension and postemployment benefits ......................             --               --                --
     Other ....................................................           35,089           12,786            47,875
                                                                          ------           ------            ------

           Total deferred credits and other liabilities .......          992,240          216,374         1,208,614


Other Noncurrent Liabilities
     Capital lease obligations ................................          165,235         (165,235)             --
                                                                         -------         --------          --------

                Total other noncurrent liabilities ............          165,235         (165,235)             --


Capitalization
     Long-term debt ...........................................        1,817,077          809,785         2,626,862
     Preferred stock ..........................................             --            268,810           268,810
     Serial preferred stock ...................................          125,325         (125,325)             --
     Redeemable serial preferred stock ........................          143,485         (143,485)             --
     Common shareholders' equity ..............................             --          1,871,312         1,871,312
     Common stock .............................................          118,495         (118,495)             --
     Other common equity ......................................        1,752,817       (1,752,817)             --
                                                                       ---------       ----------         ---------

                       Total capitalization ...................        3,957,199          809,785         4,766,984


Nonutility Subsidiary Liabilities
     Long-term debt ...........................................        1,047,484       (1,047,484)             --
     Short-term notes payable .................................          223,350         (223,350)             --
     Deferred taxes and other .................................          179,052         (179,052)             --
                                                                         -------         --------         ---------

              Total nonutility subsidiary liabilities .........        1,449,886       (1,449,886)             --
                                                                       ---------       ----------         ---------



Total Liabilities and Capitalization ..........................      $ 7,118,150       $  (64,607)       $7,053,543
                                                                     ===========       ==========        ==========



                                      PEPCO
                        RECLASSIFYING STATEMENT OF INCOME
                      TWELVE MONTHS ENDED DECEMBER 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                     PEPCO              PEPCO            PEPCO
                                                                                (As Reported)        (Reclasses)   (As Reclassified)
                                                                                -------------        -----------   -----------------
Revenues
     Electric ..........................................................        $ 2,010,311            $   --            $2,010,311
     Gas ...............................................................               --                  --                  --
     Diversified businesses ............................................               --               116,421             116,421
                                                                                 ----------             -------             -------
                        Total revenues .................................          2,010,311             116,421           2,126,732

Operating Expenses
     Electric fuel and purchased energy ................................               --               789,556             789,556
     Fuel ..............................................................            327,792            (327,792)               --
     Purchased energy ..................................................            335,978            (335,978)               --
     Capacity purchase payments ........................................            125,786            (125,786)               --
     Operations ........................................................            223,326                --               223,326
     Maintenance .......................................................             91,524                --                91,524
     Diversified businesses expenses ...................................               --                58,130              58,130
     Loss on assets held for disposal ..................................               --                12,744              12,744
     Depreciation and amortization .....................................            223,016                --               223,016
     Income taxes ......................................................            134,085            (134,085)               --
     Taxes other than income taxes .....................................            200,365                --               200,365
                                                                                    -------            --------             -------
                    Total operating expenses ............................         1,661,872             (63,211)          1,598,661
                                                                                  ---------             -------           ---------
Income From Operations .................................................            348,439             179,632             528,071

Other Income (Loss)
     Nonutility subsidiary income ......................................            114,966            (114,966)               --
     Loss on assets held for disposal ..................................            (12,744)             12,744                --
     Expenses, including interest and income taxes .....................            (85,328)             85,328                --
                                                                                    -------              ------            --------
            Net earnings from nonutility subsidiary ....................             16,894             (16,894)               --
     Allowance for other funds used during construction
            and capital cost recovery factor ...........................              6,572                --                 6,572
     Other, net ........................................................              4,458               1,370               5,828
                                                                                      -----               -----               -----
                 Total Other Income (Loss) ............................              27,924             (15,524)             12,400
                                                                                     ------             -------              ------

Income Before Interest and Income Taxes ................................            376,363             164,108             540,471

Interest Charges
     Interest on debt ..................................................            133,106                --               133,106
     Other .............................................................             13,833                --                13,833
     Subsidiary interest expense .......................................               --                83,721              83,721
     Allowance for borrowed funds used during construction
            and capital cost recovery factor ...........................             (7,536)               --                (7,536)
                                                                                     ------              -----               ------
                    Net Interest Charges ..............................             139,403              83,721             223,124
                                                                                    -------              ------             -------
Income Before Income Taxes .............................................            236,960              80,387             317,347

Income Taxes
     Income taxes-utility ..............................................               --               134,085             134,085
     Income taxes-nonoperating .........................................               --                 1,061               1,061
     Income taxes-subsidiary ...........................................               --               (54,759)            (54,759)
                                                                                    -------             -------             -------
                     Total Income Taxes ...............................                --                80,387              80,387
                                                                                    -------              ------              ------
Net Income .............................................................            236,960                --               236,960

Preferred Dividends ....................................................             16,604                --                16,604
                                                                                     ------             -------              ------
Earnings Applicable to Common Stock ....................................        $   220,356           $    --              $220,356
                                                                                ===========           =========            ========

Average Shares of Common Stock Outstanding .............................            118,497                                 118,497

Earnings Per Share of Common Stock .....................................        $      1.86                             $      1.86




                                      PEPCO
                        RECLASSIFYING STATEMENT OF INCOME
                      TWELVE MONTHS ENDED DECEMBER 31, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                     PEPCO             PEPCO              PEPCO
                                                                              (As Reported)         (Reclasses)    (As Reclassified)
                                                                              -------------         -----------    -----------------
Revenues
     Electric ..........................................................        $ 1,876,102           $    --            $1,876,102
     Gas ...............................................................               --                  --                  --
     Diversified businesses ............................................               --               134,257             134,257
                                                                                  ---------             -------             -------
                       Total revenues .................................           1,876,102             134,257           2,010,359

Operating Expenses
     Electric fuel and purchased energy ................................               --               674,814             674,814
     Fuel ..............................................................            355,453            (355,453)               --
     Purchased energy ..................................................            193,592            (193,592)               --
     Capacity purchase payments ........................................            125,769            (125,769)               --
     Operations ........................................................            224,030                --               224,030
     Maintenance .......................................................             92,859                --                92,859
     Diversified businesses expenses ...................................               --                84,686              84,686
     Loss on assets held for disposal ..................................               --               170,078             170,078
     Depreciation and amortization .....................................            205,490                --               205,490
     Income taxes ......................................................            128,460            (128,460)               --
     Taxes other than income taxes .....................................            202,708                --               202,708
                                                                                    -------            --------             -------
                   Total operating expenses ............................          1,528,361             126,304           1,654,665
                                                                                  ---------             -------           ---------
Income From Operations .................................................            347,741               7,953             355,694

Other (Loss) Income
     Nonutility subsidiary income ......................................            134,493            (134,493)               --
     Loss on assets held for disposal ..................................           (170,078)            170,078                --
     Expenses, including interest and income taxes .....................            (88,812)             88,812                --
                                                                                    -------              ------             -------
            Net loss from nonutility subsidiary ........................           (124,397)            124,397                --
     Allowance for other funds used during construction
            and capital cost recovery factor ...........................              6,155                --                 6 155
     Other, net ........................................................                682               3,565               4,247
                                                                                      -----               -----              ------
                 Total Other (Loss) Income .............................           (117,560)            127,962              10,402
                                                                                   --------             -------              ------
Income Before Interest and Income Taxes ................................            230,181             135,915             366,096

Interest Charges
     Interest on debt ..................................................            131,620                --               131,620
     Other .............................................................             14,938                --                14,938
     Subsidiary interest expense .......................................               --                92,184              92,184
     Allowance for borrowed funds used during construction
            and capital cost recovery factor ...........................            (10,768)               --               (10,768)
                                                                                     ------             -------              ------
                    Net Interest Charges ..............................             135,790              92,184             227,974
                                                                                    -------              ------             -------
Income Before Income Taxes .............................................             94,391              43,731             138,122

Income Taxes
     Income taxes-utility ..............................................               --               128,460             128,460
     Income taxes-nonoperating .........................................               --                 1,884               1,884
     Income taxes-subsidiary ...........................................               --               (86,613)            (86,613)
                                                                                     ------             -------             -------
                      Total Income Taxes ...............................               --                43,731              43,731
                                                                                     ------              ------              ------
Net Income .............................................................             94,391                --                94,391

Preferred Dividends ....................................................             16,851                --                16,851
                                                                                     ------             -------              ------
Earnings Applicable to Common Stock ....................................           $ 77,540            $   --               $77,540
                                                                                   ========            ========             =======

Average Shares of Common Stock Outstanding .............................            118,412                                 118,412

Earnings Per Share of Common Stock .....................................           $   0.65                               $    0.65


Certain amounts have been reclassified to conform with the 1996 presentation.

                                      PEPCO
                        RECLASSIFYING STATEMENT OF INCOME
                      TWELVE MONTHS ENDED DECEMBER 31, 1994
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                     PEPCO               PEPCO              PEPCO
                                                                                (As Reported)        (Reclasses)   (As Reclassified)
                                                                                -------------        -----------   -----------------
Revenues
     Electric ..........................................................        $ 1,823,074           $    --            $1,823,074
     Gas ...............................................................               --                  --                  --
     Diversified businesses ............................................               --               146,951             146,951
                                                                                  ---------             -------             -------
                        Total revenues .................................          1,823,074             146,951           1,970,025

Operating Expenses
     Electric fuel and purchased energy ................................               --               693,936             693,936
     Fuel ..............................................................            392,730            (392,730)               --
     Purchased energy ..................................................            173,384            (173,384)               --
     Capacity purchase payments ........................................            127,822            (127,822)               --
     Operations ........................................................            206,106                --               206,106
     Maintenance .......................................................             92,614                --                92,614
     Diversified businesses expenses ...................................               --                66,401              66,401
     Depreciation and amortization .....................................            179,986                --               179,986
     Income taxes ......................................................            119,859            (119,859)               --
     Taxes other than income taxes .....................................            206,080                --               206,080
                                                                                    -------             -------             -------

                   Total operating expenses ............................          1,498,581             (53,458)          1,445,123
                                                                                  ---------             -------           ---------
Income From Operations .................................................            324,493             200,409             524,902

Other Income
     Nonutility subsidiary income ......................................            147,006            (147,006)               --
     Expenses, including interest and income taxes .....................           (127,918)            127,918                --
                                                                                   --------             -------             -------
            Net earnings from nonutility subsidiary ....................             19,088             (19,088)               --
     Allowance for other funds used during construction
            and capital cost recovery factor ...........................             12,610                --                12,610
     Other, net ........................................................             (1,902)             (2,585)             (4,487)
                                                                                      -----              ------               -----
                  Total Other Income ...................................             29,796             (21,673)              8,123
                                                                                     ------             -------              ------
Income Before Interest and Income Taxes ................................            354,289             178,736             533,025

Interest Charges
     Interest on debt ..................................................            127,401                --               127,401
     Other..............................................................             11,809                --                11,809
     Subsidiary interest expense .......................................               --                84,783              84,783
     Allowance for borrowed funds used during construction
            and capital cost recovery factor ...........................            (12,083)               --               (12,083)
                                                                                     ------              ------              ------

                     Net Interest Charges ..............................            127,127              84,783             211,910
                                                                                    -------              ------             -------
Income Before Income Taxes .............................................            227,162              93,953             321,115

Income Taxes
     Income taxes-utility ..............................................               --               119,859             119,859
     Income taxes-nonoperating .........................................               --                (2,995)             (2,995)
     Income taxes-subsidiary ...........................................               --               (22,911)            (22,911)
                                                                                   --------             -------             -------
                      Total Income Taxes ...............................               --                93,953              93,953
                                                                                   --------              ------              ------

Net Income .............................................................            227,162                --               227,162

Preferred Dividends ...................................................             16,437                --                16,437
                                                                                     ------             -------              ------
Earnings Applicable to Common Stock ....................................        $   210,725         $      --              $210,725
                                                                                ===========         ===========            ========

Average Shares of Common Stock Outstanding .............................            118,006                                 118,006

Earnings Per Share of Common Stock .....................................        $      1.79                             $      1.79


Certain amounts have been reclassified to conform with the 1996 presentation.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1.The revenues, expenses, assets, and liabilities of PEPCO's nonregulated subsidiaries have been reclassified to conform with the presentation utilized by BGE. The effect of accounting policy differences are immaterial and have not been adjusted in the pro forma combined condensed financial statements.

2.Pro forma per common share amounts give effect to the conversion of each share of BGE and PEPCO Common Stock into 1 share and .997 share, respectively of Constellation Energy Corporation Common Stock. The pro forma combined condensed financial statements are presented as if the companies were combined during all periods included therein.

3.The allocation between BGE and PEPCO and their customers of the estimated cost savings resulting from the Merger, net of the costs incurred to achieve such savings, will be subject to regulatory review and approval. None of these estimated cost savings, the costs to achieve such savings, or transaction costs have been reflected in the pro forma combined condensed financial statements.

4.Intercompany transactions between BGE and PEPCO during the periods presented were not material and, accordingly, no pro forma adjustments were made to eliminate such transactions.

5.The  PEPCO  reclassifying   information  reflects  the  reclassifying  entries
  necessary to adjust PEPCO's consolidated balance sheet and statement of income presentation to be consistent with the presentation expected to be used by the Constellation Energy Corporation.

ITEM 7. Financial Statements and Exhibits


     (c)  Exhibit No. 2*       Registration Statement on Form S-4
                               of       Constellation      Energy
                               Corporation,  as  amended,   which
                               became  effective     February  9,
                               1996, Registration No. 33-64799.



         *Incorporated by Reference.


















                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 BALTIMORE GAS AND ELECTRIC COMPANY
                                            (Registrant)


Date  April 7, 1997                          /s/  D. A. Brune
                                    D. A. Brune, Vice President
                                  on behalf of the Registrant and
                                   as Principal Financial Officer

                          EXHIBIT INDEX

      Exhibit
       Number



        2* Registration Statement on Form S-4 of Constellation Energy Corporation, as amended, which became effective February 9, 1996, Registration No. 33-64799.



     *Incorporated by Reference.